GOING CONCERN	12 Months Ended
Dec. 31, 2013
GOING CONCERN
GOING CONCERN

2. GOING CONCERN

Liquidity and Capital Resources

The Group incurred a net loss of RMB1,673,515 and RMB910,205 for the years ended December 31, 2012 and 2013, respectively, which included a non-cash impairment charge of RMB1,136,936 related to provision of receivables, and the write-down of receivables, fixed assets, goodwill and intangible assets in 2012, and a non-cash impairment charge of RMB 605,544, related to the provision of receivables, disposal loss of subsidiaries, and loss on de-consolidation of certain subsidiaries in 2013.  The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to reduce or eliminate its net losses for the foreseeable future.  If management is not able to increase revenue and/or manage operating expenses in line with revenue forecasts, the company may not be able to achieve profitability.

The Group’s principal sources of liquidity have been cash generated from operating activities and financing activities. As of December 31, 2013, the Group had RMB177,295 in unrestricted cash and cash equivalents. The Group’s cash and cash equivalents consist of cash on hand and liquid investments that are unrestricted as to withdrawal or use, have maturities of three months or less and are placed with banks and other financial institutions.  As of December 31, 2013, the Group had RMB168,487 in unrestricted cash and cash equivalents from our VIEs. The Group’s consolidated current liabilities exceeded its consolidated current assets by approximately RMB776,792 as of December 31, 2013. In addition the Group has lease commitment within one year totaling RMB94,086 as of December 31, 2013.

Historically, management has addressed liquidity requirements through a series of cost reduction initiatives, debt borrowings and the sale of subsidiaries and other non-performing assets.  Management anticipates that the impact from the negative publicity in the media during the past two years may continue to impose formidable challenges for the Group’s businesses in the near term.

Management plan and actions

Over the past several years, the Group has completed several acquisitions to expand its business and school operations. These exposed the Group to significant risks and uncertainties during the time period of each entity was trying to adapt to the Group’s culture. In the year of 2012, two former employees of the company made allegations of financial impropriety and wrongful conduct in connection with the Group’s prior year acquisitions of training schools. The Audit Committee of the Board of Directors of the Group conducted an internal investigation with the assistance of independent outside counsel to thoroughly review these allegations. Though the result proved that the allegations were not supported by sufficient evidence, the adverse impact on the Group’s business was unavoidable. Impacted by the negative news in media since the start of internal investigation, the Company’s share price has dropped and the market halt existed in the first quarter of 2013 with price below US$1. Subsequently, there was an increasing request for fee refund from customers and with a shortage of debt and equity capital, the Group’s revenue and cash flow has been significantly lowered. As a result, management has reassessed the alternative ways to achieve goals of business growth and has instituted a series of initiatives aimed at conserving and generating cash over the next twelve months.

(i) On May 1, 2014, the Company signed the Restructuring Agreement with China Education International Holdings Limited (“CEIHL”), which includes a combination of loans and funding by CEIHL and associated entities for approximately RMB299,044 (US$48,000). This amount is intended to return the Company to solvency and provide the onshore business with funding to meet its repayment obligations with respect to the onshore loans falling due, enabling it to continue as a going concern. For more details, refer to Note 30 (1), (2) and (3).

(ii) Management is seeking potential buyer for the 23 years lease of the Career Enhancement education facility in Beijing (“Ambow Beijing Campus”), with the carrying amount of RMB 158,961 as of Dec 31, 2013.

(iii) Management has obtained financial support commitment from Summit View, which will retain in force for a period of at least twelve months after the date of issuance of the financial statements.

(iv) Management has been seeking potential opportunities for disposal of certain entities to achieve positive cash flow.

(v) Management would continue on the cost cutting plan, seeking more effectiveness of the business management.

During 2013, management implemented a series of measures and continues to evaluate opportunities intended to maintain and develop its business.  Such measures included obtaining financing from financial institution other than bank, disposal of non-performing assets, the elimination of executive and employee merit increases, R&D department reductions, and enhancing expense control. The Group has also significantly lowered its spending on capital expenditures and focused on improving the management of its working capital.

With the opportunity provided by the Restructuring Agreement, the Group will continue to remain focused on cash flow while accessing a range of strategic options for the purpose of maximizing shareholder value, including the potential sale of certain entities, keep reducing the R&D team size and improving our relationship with our creditors and third parties.

Conclusion

The Group believes that available cash and cash equivalents and cash provided by operating activities, together with cash available from borrowings and the activities mentioned above, should enable the Group to meet presently anticipated cash needs for at least the next 12 months and the Group has prepared the consolidated financial statements on a going concern basis. However, the Group continues to have ongoing obligations and it expects that it will require additional capital in order to execute its longer-term business plan. If the Group is unable to raise additional capital or encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity, which could include, but not necessarily be limited to, curtailing the Group’s business development activities, suspending the pursuit of its business plan, controlling overhead expenses and seeking to further dispose of non-core assets. Management cannot provide any assurance that the Group will raise additional capital if needed. Other than aforementioned, the Group has not received any commitments for new financing and cannot provide any assurance a new financing will be available to the Group on acceptable terms, if at all.